UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 15, 2016

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	4,106
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.
As previously reported, on October 18, 2015, WEX Inc. (“WEX”) entered into a Unit Purchase Agreement with Mustang HoldCo 1 LLC, Warburg Pincus Private Equity (E&P) XI - B, L.P., Warburg Pincus Private Equity XI‑C, L.P., WP XI Partners, L.P., Warburg Pincus Private Equity XI‑B, L.P., WP Mustang Co‑Invest‑B, L.P., WP Mustang Co‑Invest‑C L.P., Warburg Pincus XI (E&P) Partners‑B, L.P., and Warburg Pincus (E&P) XI, L.P. (collectively, the “Sellers”), WP Mustang Topco LLC (the “Target”) and Warburg Pincus Private Equity XI (Lexington), LLC (the “Blocker”), under which WEX has agreed to purchase the Target and the Blocker from the Sellers (the “Acquisition”).
Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01 is selected information that WEX expects to provide to certain banks and other financing sources in connection with the Acquisition. The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.
Exhibit 99.1 includes financial measures of each of WEX and the Target that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). WEX’s management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management’s, investors’ and prospective lenders’ ability to evaluate each of WEX’s and the Target’s operating results and ability to repay its obligations.
These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than as defined in the attached materials, limiting their usefulness as a comparative tool. WEX compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures. WEX further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within Exhibit 99.1 with WEX’s and the Target’s GAAP financial measures.
Exhibit 99.1 and the information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
The exhibits listed on the Exhibit Index immediately preceding such exhibits are furnished as part of this Current Report on Form 8-K.

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SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This report, including the information in Exhibit 99.1, contains forward-looking statements, including statements regarding: the Acquisition, future financial and operating results, benefits and synergies of the Acquisition, future opportunities for the combined operations and any other statements about WEX or the Target’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this report, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the ability to consummate the Acquisition; the risk that regulatory approvals required for the Acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the Acquisition is not obtained; the risk that the other conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive responses to the proposed Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the Acquisition; the ability to successfully integrate WEX and the Target’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; as well as other risks and uncertainties identified in Item 1A of WEX’s Annual Report for the year ended December 31, 2015, filed on Form 10-K with the Securities and Exchange Commission on February 26, 2016. WEX's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this report and undue reliance should not be placed on these statements. WEX disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 15, 2016
WEX Inc.
By:     /s/ Gregory A. Wiessner
Name:    Gregory A. Wiessner
Title:    Vice President, Corporate Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpts from materials to be provided to certain banks and other financing sources.

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